                                                                   EXHIBIT 10.77

                                                                      [IBM LOGO]
                                                           3039 Cornwallis Road
                                                                  RTP, NC 27709
October 6, 2004

Mr. Michael Harrison
Brocade Communications Systems, Inc.
1745 Technology Drive
San Jose, CA  95110

Subject: Amendment 18 to SOW#1 of the IBM/Brocade Goods Agreement ROC-P-68

This letter (the "Amendment") serves as Amendment Number 18 to SOW#1, including all amendments thereto ("SOW#1") of the Goods Agreement ROC-P-68 (the "Agreement"), which the parties hereto do mutually agree to amend as follows:

1. Section 2.10 (Notice of Product Withdrawal) is deleted in its entirety and replaced with the following:

Supplier will provide Buyer with [**] written notice of its intent to withdraw any Product ("End of Life" or "EOL") prior to the last date of manufacture of a Product. Buyer shall provide to Supplier [**]for Products and FRUs [**]from the receipt of Supplier's notice of End of Life. Buyer will provide a [**]in each [**]during the [**]period, as requested by Supplier. Buyer shall provide to Supplier a non-cancelable last-time buy WA for forecasted Products no later than [**]prior to the End of Life date (last date of manufacture or sales/distribution date). Such Product purchases must be scheduled to ship no later than the End of Life date. For delivery requests outside of the Notice Period or order requests after Buyer's last-time buy purchase has been placed, Supplier will review on a case-by-case basis Buyer's request(s).

2. Section 9.4 entitled "TECHNICAL SUPPORT" is deleted in its entirety and replaced with the following:

9.4   TECHNICAL SUPPORT

Technical Support services include [**] for Product, documentation and Maintenance and Minor Releases arising out of technical support responsibilities, and all such releases created or made available by Supplier.

9.4.1 LEVEL 1.

Supplier will assist Buyer as [**], in performing the following Level 1 support responsibilities:

-     create the PMR;

-     obtain from Customer a description of the Problem;

-     search for any known resolution(s) relevant to the Problem;

- if a resolution to the Problem is known, specify such resolution to Customer;

-     pass the PMR to Level 2, and [**] Level 1 actions.

9.4.2 LEVEL 2.

Supplier will assist Buyer, as [**] in performing the following Level 2 support responsibilities:

-     receive the PMR from Level 1;

- analyze Problem symptoms and gather additional data from Customer as required;

-     recreate Problem on the Developer Test System;

- determine if Problem is due to improper installation of the Product by Customer;

- determine if Problem is due to operationally related hardware or software at the Customer location;

- attempt a bypass or circumvention for high impact Problems (i.e., Severity 1 and 2);

-     [**] Level 2 actions.

9.4.3 LEVEL 3.

Supplier will provide Level 3 support during normal Business Hours, and will make commercially reasonable efforts to have Level 3 support [**];

- receive the PMR number and supporting documentation and materials from Level 2;

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-     analyze Problem symptoms and diagnose Problem;

- notify Level 2 if additional information, materials or documentation are required;

-     attempt to recreate Problem on the [**];

- assist Level 2 in developing a bypass or circumvention for high impact Problem (i.e., Severity 1 and 2);

- deliver corrections to the Product and/or Product code to Buyer within the applicable Correction Times to fix Problems identified by Buyer;

- confirm resolution of Problem with Customer, and document Level 3 actions through regular communication; and

- answer Backline Support questions from Buyer [**]concerning the operation and use of Products.

9.4.4 LEVEL 4.

Supplier will provide Level 4 Support to Buyer as the highest level of escalation support available at [**]for Problems that result from Supplier root cause. Level 4 support shall be available as required according to the severity of the Problem, and at Buyer's and Supplier's agreed upon discretion. If mutually agreed, Supplier will provide off-shift Level 4 support if Buyer indicates such support is required.

The Level 4 Support escalation process is required for complex Problems and will provide engineering development assistance from Supplier. Level 4 Support includes but is not limited to the Level 3 activities defined in Section 9.4.3 and the following reengineering activities:

      - analyzing and reproducing, as necessary, the reported defect to understand root cause

      -     developing a fix or workaround for the reported defect

      - setting up the test bed of appropriate Supplier hardware and software versions to test the defect fix

      - testing that the defect fix works with the other current Supplier products/release levels that may be running at the affected customer site(s)

      - continually retesting that the defect fix still works with each new version of other Supplier products/release levels that may be getting introduced at the affected customer site(s)

Supplier root cause is defined as Problems resulting from defects in materials and workmanship and/or errors in conforming to Product Specifications according to Section 1.1 "Specifications" covering hardware, firmware, and software at time of Product shipment or subsequent releases as mutually agreed to by both parties according to Section 6.0 "Engineering Changes". Root cause will be demonstrated by test and problem determination analysis.

If Buyer requires Level 4 Support for Problems that are demonstrated by Supplier through root cause analysis not to result from Supplier root cause, Supplier will provide technical support to Buyer at Supplier's then current at Time & Materials rates, [**], and as mutually agreed to by the parties.

Brocade shall notify IBM of a planned EOL announcement for any Brocade Product or Software [**]before the published date or the date on which the [**]is planned to be [**]. Any consent by IBM shall not relieve Brocade of any obligations under this Agreement, including breach thereof [**].

9.4.5 OTHER TECHNICAL SUPPORT RESPONSIBILITIES.

Supplier will provide to Buyer the name and phone numbers of Supplier Personnel to contact for all technical support matters related to the Product. Supplier will provide [**]by Buyer to enable Buyer to perform technical support functions for the Product and will keep Buyer informed of any known Problems and their associated solutions. Supplier shall [**]directly in the event IBM [**]Supplier for Product support services. No other support shall be provided unless [**]for these Products.

9.4.6 TECHNICAL SUPPORT TRAINING.

Supplier shall make available to Buyer technical training for support of end user implementation of the Product. Buyer shall not use any training materials in a manner [**]from the use of these materials to IBM. Technical training requested by Buyer will be made available by Supplier to Buyer as mutually agreed upon. Buyer acknowledges that the materials distributed by the Supplier during the technical training are protected by copyright, and that Buyer shall have no rights to reproduce such materials without the prior written consent of Supplier, such consent shall not be unreasonably withheld.

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9.4.7 SEVERITY.

Upon Buyer sending an incident report to Supplier, Buyer shall assign the incident report a severity level in accordance with the severity level assigned to each defect or Problem in accordance with the table below. Due to varying complexity of Problems, the target defect resolution times listed in this section are goals, and not firm deadlines.

 DEFECT
SEVERITY                                                SERVICE OBJECTIVE
 LEVEL               DEFINITION                           RESPONSE TIME                       TARGET DEFECT RESOLUTION TIME
 -----               ----------                           -------------                       -----------------------------
SEVERITY 1  Product or system is not operational  Supplier provide Buyer with             Supplier will ensure resources will be
            and/or all data inaccessible or       [**] Response to its initial request    applied [**] with a goal of providing a
            lost.  Data flow may be stopped or    after receiving notification of         solution or acceptable work-around within
            errors occur that significantly       Problem from Buyer, such Response       [**].  Supplier will provide a [**] plan
            impact Customer's operation.  These   time not to exceed [**].  For the       within [**] from the date of Problem
            issues will be regarded as having a   purpose of this Agreement a "Response"  intake.  Critical Situations may require
            critical impact to the end user's     is defined as a telephone call from     the Customer, Supplier, and Buyer be at
            data. Supplier support personnel      Supplier acknowledging that an          their respective work locations or
            will require continuous availability  incident report has been received and   available [**]
            of Buyer  contact until resolution.   that an appropriate technical resource
                                                  has been assigned and is
                                                  available to work with
                                                  IBM product field
                                                  engineering support.

SEVERITY 2  Product or system is                  Provide Buyer with a Response           Supplier resources will be applied
            operational, but has                  to its initial request within           continuously, during Supplier's normal
            severely restricted                   [**], and during normal                 Business Hours, until [**]. Supplier will
            functionality and/or                  Business Hours.                         provide a work-around, fix or patch or
            degradation that end-user                                                     resolve the defect in less than [**] from
            regards as is impacting his                                                   the date of Problem intake.  If Supplier
            business.                                                                     provides a work-around, fix or patch, the
                                                                                          severity level of the Problem will be
                                                                                          downgraded.

SEVERITY 3  Product or system is                  Provide Buyer with a Response           Supplier provide a work-around, fix, or
            operational with functional           to its initial request within           patch or resolve the defect in less than
            limitations or restrictions           [**], and during normal                 [**] from the date of Problem intake.
            that end user does not                Business Hours.                         Supplier resources will be applied on an
            regard as critical to its                                                     as available basis. If Supplier provides a
            overall operations.                                                           work-around, fix or patch the severity
                                                                                          level of the Problem may be downgraded.

SEVERITY 4  Low or no impact Problems             Provide Buyer with a Response           Supplier will provide a work-around, fix,
            or questions associated               to its initial request within           or patch or resolve the defect in less
            with Product usage,                   [**], and during normal                 than [**] from the date of Problem intake.
            implementation, performance           Business Hours.                         Supplier resources will be applied on an
            or any other inquiries.                                                       as available basis. If Supplier provides a
                                                                                          work-around, fix or patch the severity
                                                                                          level of the Problem may be downgraded.

Buyer will use [**] to resolve Severity Level 3 and 4 problems prior to contacting Brocade for assistance.

Either Buyer or Supplier may require that a certain Problem be managed as a higher Severity Level than as classified. If either party requires such higher Severity Level, then the Problem will be managed as [**] Severity Level.

In the event Buyer and Supplier disagree on the severity level of a given defect, Buyer and Supplier agree to promptly review defect reports related to potential Buyer-Customer impact. Buyer agrees to provide data on failures, as available, with specific Buyer platforms, Customer captures, re-configurations with test data and other information that may be needed to accurately classify the defect.

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3.    The last paragraph of Section 9.3 (Post Warranty Services), which is entitled "PRODUCT SUPPORT" is deleted in its entirety and replaced with the following:

      Supplier will continue to provide technical support as defined in Section 9.4, for [**] after the termination of SOW 1 or [**] an End of Life notice provided by Supplier pursuant to Section 2.10, whichever is earlier.

4. The pricing table in Section 2.1 is deleted from Section 2.1 and moved to a newly created exhibit to the Agreement, entitled Pricing Exhibit, and attached as Exhibit A. The Pricing Exhibit may be updated from time to time upon mutual written agreement by authorized representatives of each party.

Please have your authorized representative indicate acceptance thereof by signing both copies of the Amendment and returning one copy to the attention of Robert Tice at 3039 Cornwallis Road Research Triangle Park, NC 27709.

The effective date of this Amendment shall be the date on the top of this Amendment (the "Effective Date").

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. All capitalized terms not defined herein shall have the meaning set forth in the Goods Agreement or the SOW #1. All other terms and conditions of the Goods Agreement and SOW#1 that are unaffected by the revisions set forth in this Amendment shall remain in full force and effect. Further, the parties agree that this Amendment and the Goods Agreement and SOW#1 are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreement, oral or written, and all other communications between the parties relating to this subject.

ACCEPTED AND AGREED TO:                            ACCEPTED AND AGREED TO:
INTERNATIONAL BUSINESS MACHINES             BROCADE COMMUNICATIONS SYSTEMS, INC.
CORPORATION

By: /s/ WALTER PAWLOWSKI    10/5/04         By: /s/ MICHAEL KLAYKO       10/4/04
    --------------------    -------             ------------------       -------

Authorized Signature          Date          Authorized Signature          Date

WALTER PAWLOWSKI                            MICHAEL KLAYKO
------------------------                    ----------------------
Type or Print Name                          Type or Print Name

STORAGE OEM PROCUREMENT MGR.                VP WW SALES
----------------------------                ----------------------
Title & Organization                        Title & Organization

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                                    EXHIBIT A
                                     PRICING

IBM P/N / NUMA-Q
     P/N              BROCADE P/N                DESCRIPTION                    UNIT PRICE
----------------      -----------                -----------                    ----------
[**]                  [**]                       8-Port Fibre Channel           [**]
                                                 Switch Single Power
                                                 Supply (SW2400)
                                                 Includes [**]- whole
                                                 unit switch Product

[**]                  [**]                       16 Port Fibre Channel          [**]
                                                 Switch Single Power
                                                 Supply (SW2800)
                                                 Includes [**]- whole
                                                 unit switch Product

[**]                  [**]                       Silkworm 2000 Power Supply     [**]

[**]                  [**]                       Mainboard, SW 2400             [**]
[**]                                             (8-port)

[**]                  [**]                       Fan Tray, SW 2400              [**]
                                                 (8-port)

[**]                  [**]                       Chassis, SW 2400 (8- port)     [**]

[**]                  [**]                       Mainboard, SW 2800             [**]
[**]                                             (16-port)

[**]                  [**]                       Fan Tray, SW 2800 (16-port)    [**]

[**]                  [**]                       Chassis, SW 2800 (16- port)    [**]
                                                 with operator panel / LCD

[**]                  [**]                       Quick Loop License             [**]

[**]                  [**]                       Fabric Watch License           [**]

[**]                  [**]                       Extended Fabrics               [**]

[**]                  [**]                       Extended Fabrics               [**]

[**]                  [**]                       Remote Switch                  [**]

[**]                  [**]                       Remote Switch                  [**]

[**]                  [**]                       8 Port Fibre Channel           [**]
                                                 Switch Single Power            [**]
                                                 Supply (SW3200)                [**]
                                                 Includes [**]  (to be          [**]
                                                 included prior to              [**]
                                                 10/28/03 for                   [**]
                                                 availability for Buyer
                                                 customer shipments)

[**]                  [**]                       8 Port Fibre Channel           [**]
                                                 Switch Single Power            [**]
                                                 Supply (SW3200)                [**]
                                                 Includes [**]                  [**]

                                                                                [**]

[**]                  [**]                       Full Fabric Upgrade            [**]
                                                 Includes [**]                  [**]
                                                                                [**]
                                                                                [**]

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
[**]                  [**]                       16 Port Fibre Channel          [**]
                                                 Switch Single Power            [**]
                                                 Supply (SW3800)                [**]
                                                 Includes [**] - whole          [**]
                                                 unit switch Product            [**]
                                                                                [**]
                                                                                [**]
                                                                                [**]
                                                                                [**]

[**]                  [**]                       Fan (SW3800)                   [**]
                                                                                [**]
                                                                                [**]
                                                                                [**]
                                                                                [**]
                                                                                [**]
                                                                                [**]


[**]                  [**]                       Power Supply                   [**]
                                                 (SW3800)                       [**]
                                                                                [**]
                                                                                [**]
                                                                                [**]
                                                                                [**]
                                                                                [**]
                                                                                [**]
                                                                                [**]
                                                                                [**]

[**]                  [**]                       Mainboard FRU                  [**]
                                                 (SW3800)                       [**]
                                                                                [**]
                                                                                [**]
                                                                                [**]
                                                                                [**]
                                                                                [**]
                                                                                [**]
                                                                                [**]

[**]                  [**]                       32 Port Fibre Channel          [**]
                                                 Switch Double Power            [**]
                                                 Supply (SW3900)                [**]
                                                 Includes, [**] - whole         [**]
                                                 unit switch Product            [**]

[**]                  [**]                       Fan (SW3900)                   [**]
                                                                                [**]
                                                                                [**]

[**]                  [**]                       Power Supply                   [**]
                                                 (SW3900)                       [**]
                                                                                [**]

[**]                  [**]                       Mainboard FRU                  [**]
                                                 (SW3900)                       [**]

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
                                                                                [**]
                                                                                [**]
                                                                                [**]

[**]                  [**]                       Secure Fabric OS               [**]
                                                 (SW3200)

[**]                  [**]                       Secure Fabric OS               [**]
                                                 (SW3800)

[**]                  [**]                       1Gb Secure Fabric OS           [**]

[**]                  [**]                       Secure Fabric OS               [**]
                                                 (SW12000)

[**]                  [**]                       Performance Bundle             [**]
                                                 ([**])

[**]                  [**]                       Performance Bundle             [**]
                                                 [**]

[**]                  [**]                       32 Port Fibre Channel          [**]
                                                 Core Switch                    [**]
                                                 (SW12000) Includes             [**]
                                                 [**]

[**]                  [**]                       Rack Mounting Kit              [**]
                                                 14U, FRU                       [**]
                                                                                [**]

[**]                  [**]                       Switch Blade 16 port,          [**]
                                                 2GB                            [**]
                                                                                [**]
                                                                                [**]

[**]                  [**]                       Switch Blade 16 port,          [**]
                                                 2GB, FRU                       [**]
                                                                                [**]

[**]                  [**]                       Chassis Door, Includes         [**]
                                                 Plastic and Metal door         [**]
                                                 Components and IBM             [**]
                                                 Front Badge

[**]                  [**]                       Control Processor              [**]
                                                 Blade                          [**]
                                                                                [**]
                                                                                [**]

[**]                  [**]                       Stiletto Port Blade Slot       [**]
                                                 Filler Panel,                  [**]
                                                 SW12000, FRU                   [**]

[**]                  [**]                       Power Supply , 180-            [**]
                                                 264VAC, 1000W,                 [**]
                                                 FRU                            [**]
                                                                                [**]


[**]                  [**]                       Blower Assembly,               [**]
                                                 FRU                            [**]
                                                                                [**]

[**]                  [**]                       Cable Management               [**]

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
                                                 Pillar, FRU                    [**]
                                                                                [**]

[**]                  [**]                       WWN Card                       [**]
                                                                                [**]
                                                                                [**]
[**]                  [**]                       Power Plug, Switch             [**]
                                                 and Distribution Panel

[**]                  [**]                       Chassis FRU, includes          [**]
                                                 [**].                          [**]
                                                                                [**]

[**]                  [**]                       Rear WWN Bezel                 [**]
                                                 Assy                           [**]
                                                                                [**]

[**]                  [**]                       Cable Management               [**]
                                                 Tray                           [**]
                                                                                [**]

[**]                  [**]                       AC Power Cord, FRU             [**]
                                                                                [**]
                                                                                [**]

[**]                  [**]                       AC Power Cord,                 [**]
                                                 UK/Ireland, 250V,              [**]
                                                 FRU                            [**]

[**]                  [**]                       AC Power Cord, Cont.           [**]
                                                 Europe CEE7/7, FRU             [**]
                                                                                [**]

[**]                  [**]                       AC Power Cord,                 [**]
                                                 AUST/INZ, 250V                 [**]
                                                                                [**]

[**]                  [**]                       AC Power Cord, Intl            [**]
                                                 IEC                            [**]
                                                                                [**]

[**]                  [**]                       Remote Switch                  [**]
                                                 software

[**]                  [**]                       Extended Fabric                [**]
                                                 software

[**]                  [**]                       Fabric Manager 3.x             [**]

[**]                  [**]                       ISL Trunking                   [**]
                                                 (SW3200)

[**]                  [**]                       ISL Trunking                   [**]
                                                 (SW3800)

[**]            [**]              [**]                                          [**]             [**]

[**]            [**]              Fabric Manager 4.x-Enterprise                 [**]             [**]
                                  ([**])

[**]            [**]              Fabric Manager 4.x  - 3.0 to 4.x              [**]             [**]
                                  Upgrade to Enterprise ([**])

[**]            [**]              Fabric Manager 4.x with 10                    [**]             [**]
                                  Domains

[**]            [**]              Fabric Manager 4.x[**]                        [**]             [**]

[**]            [**]              Secure Fabric OS                              [**]             [**]
                                  (SW12000/24000)

[**]            [**]              32 Port Fibre Channel                         [**]             [**]
                                  Director (SW24000) Includes                   [**]
                                  [**]

[**]            [**]              Meteor, 16 Port Upgrade                       [**]             [**]

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

                     Blade

[**]        [**]     Meteor Upgrade kit. Includes:     [**]       [**]
                     [**]

[**]        [**]     8 Port Fibre Channel Two          [**]       [**]
                     Domain Switch Single Power
                     Supply (SW3250),
                     Includes [**]

[**]        [**]     8 Port Fibre Channel Two          [**]       [**]
                     Domain Switch Single Power        [**]
                     Supply (SW3250),                  [**]
                     Includes [**]                     [**]
                                                       [**].

                                                       [**]
                                                       [**]

[**]        [**]     16 Port Fibre Channel Four        [**]       [**]
                     Domain Switch, Two Fixed          [**]
                     Power Supplies (SW3850),
                     Includes [**]

[**]        [**]     16 Port Fibre Channel Four        [**]       [**]
                     Domain Switch, Two Fixed          [**]
                     Power Supplies (SW3850),          [**]
                     Includes [**]                     [**]
                                                       [**]
                     [**]
                                                       [**]
                                                       [**]

[**]        [**]     Secure Fabric OS (SW3850)         [**]       [**]

[**]        [**]     Secure Fabric OS (SW3250)         [**]       [**]

[**]        [**]     Meteor FRU Chassis ,              [**]       [**]
                     includes [**]

[**]        [**]     Meteor FRU, Chassis Door.         [**]       [**]
                     Includes [**]

[**]        [**]     Meteor Switch Blade 16 port,      [**]       [**]
                     2Gb, FRU

[**]        [**]     Meteor Control Processor          [**]       [**]
                     Blade, FRU

[**]        [**]     FRU, Power Supply Filler          [**]       [**]
                     Panels

[**]        [**]     Extended Fabric                   [**]       [**]

[**]        [**]     Remote Switch                     [**]       [**]

[**]        [**]     Performance Bundle ([**])         [**]       [**]

[**]        [**]     Four Domain to Full Fabric        [**]       [**]
                     Upgrade

[**]        [**]     Extended Fabric                   [**]       [**]

[**]        [**]     Remote Switch                     [**]       [**]

[**]        [**]     Performance Bundle ([**])         [**]       [**]

[**]        [**]     Two Domain to Full Fabric         [**]       [**]
                     [**]                              [**]

[**]        [**]     8 port Switch FRU                 [**]       [**]
                     COO - United States               [**]

[**]        [**]     8 port Switch FRU                 [**]       [**]
                     COO - China

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
[**]        [**]     16 port Switch FRU                [**]       [**]
                     COO - United States               [**]

[**]        [**]     16 port Switch FRU                [**]       [**]
                     COO - China

[**]        [**]     16 active ports, 4g Fiber         [**]       [**]
                     Channel Switch (SW4100)
                     with two power supplies;
                     includes [**]

[**]        [**]     16 port 4g switch FRU             [**]       [**]
                     (SW4100); includes [**]

[**]        [**]     Power Supply FRU (SW4100)         [**]       [**]

[**]        [**]     Fan FRU (SW4100)                  [**]       [**]

[**]        [**]     Performance Monitoring            [**]       [**]
                     (SW4100)

[**]        [**]     ISL Trunking (SW4100)             [**]       [**]

[**]        [**]     Extended Fabric (SW4100)          [**]       [**]

[**]        [**]     Remote Switch (SW4100)            [**]       [**]

[**]        [**]     Secure Fabric OS (SW4100)         [**]       [**]

[**]        [**]     16-24 port upgrade                [**]       [**]

[**]        [**]     24-32 port upgrade                [**]       [**]

[**]        [**]     16 to 32 port upgrade (Plant      [**]       [**]
                     only)

[**]        [**]     16 to 32 port upgrade (Field      [**]       [**]
                     only)

[**]        [**]     CUP for 2109-F32 (single          [**]       [**]
                     switch fabric)

[**]        [**]     CUP for 2109-F32 (in              [**]       [**]
                     cascaded fabrics)

[**]        [**]     CUP for 2109-M12 (single          [**]       [**]
                     switch fabric)

[**]        [**]     CUP for 2109-M12 (in              [**]       [**]
                     cascaded fabrics)

[**]        [**]     CUP for 2109-M14 (single          [**]       [**]
                     switch fabric)

[**]        [**]     CUP for 2109-M14 (in              [**]       [**]
                     cascaded fabrics)

---------------
**For purpose of calculating the fees for the [**] Software Maintenance Support Program as described in Section 9.4, the [**] Software Maintenance Fee per Unit for each part number where it is applicable as follows:

  IBM                                                              ANNUAL SOFTWARE
 PART    BROCADE PRODUCT PART                                    MAINTENANCE FEE PER
NUMBER          NUMBER               PRODUCT DESCRIPTION                UNIT
------   --------------------   ------------------------------   -------------------
[**]            [**]            32 Port Fibre Channel Director          [**]
                                (SW24000) Includes [**]

[**]            [**]            Meteor Upgrade kit.                     [**]
                                Includes: [**]

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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been
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                                                                              10

[**]       [**]   8 Port Fibre Channel Two Domain Switch Single        [**]
                  Power Supply (SW3250),
                  Includes [**]

[**]       [**]   8 Port Fibre Channel Two Domain Switch Single        [**]
                  Power Supply (SW3250),
                  Includes [**]

[**]       [**]   16 Port Fibre Channel Four Domain Switch, Two        [**]
                  Fixed Power Supplies (SW3850),
                  Includes [**]
                  [**]

[**]       [**]   16 Port Fibre Channel Four Domain Switch, Two        [**]
                  Fixed Power Supplies (SW3850),
                  Includes [**]
                  [**]

[**]       [**]   Fabric Manager 4.x-Enterprise ([**])                 [**]

[**]       [**]   Fabric Manager 4.x-3.0 to 4.x Upgrade to             [**]
                  Enterprise ([**])

[**]       [**]   Fabric Manager 4.x with 10 Domains                   [**]

[**]       [**]   Fabric Manager 4.x [**]                              [**]

[**]       [**]   Secure Fabric OS (SW3850)                            [**]

[**]       [**]   Secure Fabric OS (SW3250)                            [**]

[**]       [**]   Secure Fabric OS (SW12000/24000)                     [**]

[**]       [**]   16 active ports, 4g Fiber Channel Switch             [**]
                  (SW4100) with two power supplies; includes [**]

[**]       [**]   Secure Fabric OS (SW4100)                            [**]

[**]       [**]   CUP for 2109-F32 (single switch fabric)              [**]

[**]       [**]   CUP for 2109-F32 (in cascaded fabrics)               [**]

[**]       [**]   CUP for 2109-M12 (single switch fabric)              [**]

[**]       [**]   CUP for 2109-M12 (in cascaded fabrics)               [**]

[**]       [**]   CUP for 2109-M14 (single switch fabric)              [**]

[**]       [**]   CUP for 2109-M14 (in cascaded fabrics)               [**]

OUT OF WARRANTY REPAIR PRICING:

[**]    [**]
[**]    [**]
[**]    [**]

-------------
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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